UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Soliciting Material pursuant to §240.14a-12
BLUE DOLPHIN ENERGY COMPANY
(Name of Registrant as specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

Notice is hereby given that an Annual Meeting of Stockholders (the “Annual Meeting”) of Blue Dolphin Energy Company, a Delaware corporation (referred to herein as “Blue Dolphin,” “we,” “us” and “our”), will be held on Tuesday, June 5, 2012 at 10:00 a.m. Central at Blue Dolphin’s principal office located at 801 Travis Street, Suite 2100, Houston, Texas. At the Annual Meeting, stockholders will consider proposals to:

(1)	Elect five (5) directors, all of whom shall serve until their successors are duly elected and qualified, or until their earlier resignation or removal;

(2)	Ratify the selection of UHY LLP (“UHY”) as our independent registered public accounting firm for the fiscal year ending December 31, 2012; and

(3)	Transact any other business that may properly come before the Annual Meeting.

Additional information regarding the Annual Meeting is set forth in the accompanying proxy statement. Our Board of Directors (the “Board”) has specified the close of business on April 24, 2012 as the record date (“Record Date”) for the purpose of determining the stockholders who are entitled to receive notice of, and to vote at, the Annual Meeting. Only stockholders of record at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof.

Regardless of whether you plan to attend the Annual Meeting in person, we request that you vote your shares at your earliest convenience in order to ensure that your shares will be represented at the Annual Meeting. Depending on how you hold your shares, options to cast your ballot include the Internet, telephone or mail. If you have Internet access, we recommend that you record your vote via the Internet.

AVAILABILITY OF PROXY MATERIALS – IMPORTANT NOTICE

Proxy materials are available online (www.shareholdervote.info/).

MEETING DETAILS

Location	Parking
Blue Dolphin Energy Company 801 Travis Street (On Travis Street at Rusk Street; directly across from The Esperson Buildings) 21st Floor, Suite 2100 Houston, Texas 77002	Parking will be validated for attendees that park in the 801 Travis Street parking garage, which is operated by Focus Point (entrance off Rusk Street).

Proxy Forms

Registered stockholders may vote in person at the Annual Meeting using either blank proxy forms or their preprinted proxy form. Beneficial stockholders that desire to vote in person at the Annual Meeting must use the preprinted proxy form provided by the brokerage firm, bank, trust or other nominee. The inspector of election at the Annual Meeting has access to the registered stockholder’s list to verify whether a registered stockholder is entitled to vote as of the Record Date. However, the inspector of election does not have access to the control number verification system brokerage firms, banks, trusts and other nominees use to verify whether a beneficial stockholder is entitled to vote at the Annual Meeting.

By Order of the Board

/s/ IVAR SIEM
Ivar Siem
Chairman of the Board

April 30, 2012

Houston, Texas

BLUE DOLPHIN ENERGY COMPANY

April 30, 2012

To Our Stockholders:

In 2009, we began shifting our strategy from acquiring additional, strategic pipeline assets along the Texas and Louisiana Gulf Coast to finding a more favorable business mix in an effort to improve operating income. This was a daunting exercise against an internal backdrop of declining revenue, depleting cash reserves and mounting stock exchange issues, as well as an external environment of economic recession. Despite these challenges, I’m glad to report that Blue Dolphin Energy Company (“Blue Dolphin”) made significant headway in re-charting its course in 2011, and today we are well positioned for future growth.

In July 2011, we signed a definitive agreement to acquire all of the outstanding membership interests of Lazarus Energy, LLC (“LE”) from Lazarus Energy Holdings, LLC. LE’s primary asset is the Nixon crude oil refinery (the “Nixon Refinery” or “Nixon”), which is located on a 56-acre tract of land near the border between Gonzales and Wilson Counties in Nixon, Texas. The Nixon Refinery is also located near the center of the most significant new discovery of onshore oil production in recent Texas history, an area known as the Eagle Ford Shale play. The Nixon Refinery is within close proximity to some of the highest producing wells drilled in the Eagle Ford Shale thus far. Nixon has a processing capacity of approximately 15,000 barrels of oil per day with a storage capacity of approximately 295,000 barrels. As a topping unit, Nixon has a low operating cost and is designed to separate input crude oil and condensate into diesel and jet fuel for sale into nearby markets, as well as naphtha and atmospheric gasoil for sale to other nearby refineries for further processing. Over the past few months we have been devoting substantially all of our efforts to re-commission and bring the refinery to full operational status. The refinery has undergone the initial phases of re-commissioning activities and is now operating at a reduced rate of approximately 10,000 barrels of oil per day during final testing.

The ongoing development of the Eagle Ford Shale play has created a favorable environment for local refineries to process cost-advantaged crudes yielding positive refining margins. We will seek to optimize Nixon’s product slate to sell light, high value products to customers in both local and regional markets at competitive prices. We will market the heavier bottom fractions to larger, more complex refineries to be “cracked” into lighter, higher value products.

As we look to the next phase in the life of Blue Dolphin, the opportunities for growth are considerable and we will focus on execution. The first step was closing the acquisition of LE and the Nixon Refinery. Nixon is key to our ongoing recovery and building a foundation upon which to further scale our business. I’d like to take this opportunity to thank our staff, who have demonstrated considerable resolve during the past 24 months, as well as our stockholders, who have continued to support our business as we repositioned the company for long-term growth. Working together, I am confident that we will make our shared vision a reality.

With regards,

/s/ JONATHAN P. CARROLL
Jonathan P. Carroll Chief Executive Officer and President

801 Travis Street, Suite 2100, Houston, Texas 77002

Phone (713) 568-4725 — Fax (713) 227-7626 — www.blue-dolphin-energy.com

PROXY STATEMENT

BLUE DOLPHIN ENERGY COMPANY

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PROCEDURAL MATTERS

General

This proxy statement and accompanying notice and proxy form are being furnished to the stockholders of Blue Dolphin Energy Company (referred to herein as “Blue Dolphin,” “we,” “us” and “our”) in connection with the solicitation of proxies by Blue Dolphin’s Board of Directors (the “Board”) for use at the Annual Meeting of Stockholders (the “Annual Meeting”) and any adjournment or postponement thereof.

Date, Time and Place

The Annual Meeting will be held on Tuesday, June 5, 2012 at 10:00 a.m. Central at Blue Dolphin’s principal office, which is located at 801 Travis Street, Suite 2100, Houston, Texas 77002.

Purpose

At the Annual Meeting, stockholders are being asked to consider and vote upon proposals to:

(1)	Elect five (5) directors, all of whom shall serve until their successors are duly elected and qualified, or until their earlier resignation or removal;

(2)	Ratify the selection of UHY LLP (“UHY”) as our independent registered public accounting firm for the fiscal year ending December 31, 2012; and

(3)	Transact any other business that may properly come before the Annual Meeting.

Record Date; Who Is Entitled to Vote

The Board has fixed the close of business April 24, 2012 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. A list of registered stockholders entitled to vote at the Annual Meeting will be open for examination by any stockholder during normal business hours for a period of ten days prior to the Annual Meeting at our principal office, which is located at 801 Travis Street, Suite 2100, Houston, Texas 77002. On the Record Date, there were 10,543,070 shares of our common stock, par value $0.01 per share (the “Common Stock”), issued and outstanding. Stockholders are entitled to one vote per share of Common Stock held on the Record Date on each matter presented at the Annual Meeting.

Material Delivery

This proxy statement, along with its accompanying notice, and proxy form are first being mailed to stockholders on or about May 7, 2012. Our Annual Report on Form 10-K for the fiscal year ended December 31, 2011 (the “Annual Report”), which has been incorporated herein by reference, is being made available to stockholders online.

Quorum

The holders of a majority of the shares of Common Stock entitled to vote at the Annual Meeting and represented in person or by proxy shall constitute a quorum at the Annual Meeting for the transaction of business.

Abstentions and Broker Non-Votes

Abstentions – If a stockholder abstains from voting on a proposal, the shares are considered present and entitled to vote at the Annual Meeting. Therefore, abstentions will count toward determining whether or not a quorum is present. Under Delaware law, a proxy marked “abstain” is not considered a vote cast. Accordingly, an abstention will have no effect on the proposal regarding the election of directors as the nominees are elected by a plurality of the votes cast. Abstentions on proposals that require the affirmative vote of a majority of the shares entitled to vote and represented at the Annual Meeting, in person or by proxy, will, in effect, be a vote against such matter.

Broker Non-Votes – Broker non-votes occur when brokers, banks or other nominees that hold shares on behalf of beneficial (“street name”) stockholders do not receive voting instructions from the beneficial stockholders prior to the Annual Meeting and do not have discretionary voting authority to vote those shares. Broker non-votes are considered present and entitled to vote at the Annual Meeting. Therefore, broker non-votes will count toward determining whether or not a quorum is present. However, under New York Stock Exchange Rule 452, which has been approved by the Securities and Exchange Commission (the “SEC”), brokers are prohibited from voting shares of Common Stock for which they have not received instructions on non-routine matters, including the election of directors.

Votes Required for Approval

With the exception of the election of directors, our By-Laws, as amended and restated (the “By-Laws”), require an affirmative vote of a majority of the votes cast by the stockholders present and entitled to vote at the Annual Meeting, either in person or by proxy, for the proposal to be approved. The votes required for approval, and the impact of abstentions and broker non-votes for each proposal stockholders are being asked to consider and vote upon are as follows:

Proposal (1) – Election of Directors: You may vote “FOR” any one or all of the nominees, or withhold your vote for any one or more of the nominees. As the nominees are elected by a plurality of the votes cast, withheld votes and abstentions will not affect the outcome of this proposal. This proposal is considered a non-routine matter and brokers will not have discretionary authority to vote shares for which they have not received instructions; and

Proposal (2) – Ratification of Independent Registered Public Accounting Firm: You may vote “FOR” or “AGAINST” or abstain from voting. The affirmative vote of the holders of a majority of the shares of Common Stock entitled to vote and represented at the Annual Meeting, in person or by proxy, is required to approve the ratification of UHY as our independent registered public accountants for the year ending December 31, 2012. Abstentions will have the same effect as a vote “AGAINST” the ratification. Under applicable SEC rules, this proposal is considered a routine matter and brokers will have the discretionary authority to vote shares of Common Stock for which they have not received instructions.

Voting Your Shares

All shares of Common Stock represented at the Annual Meeting by properly executed proxies will be voted in accordance with the instructions indicated on the proxies. If no instructions are indicated with respect to any shares for which properly executed proxies have been received, such proxies will be voted “FOR” Proposal Nos. (1) and (2).

Revoking Your Proxy

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked pursuant to the following actions:

•	providing written or electronic notice of revocation;

•	submitting a proxy of a later date; or

•	voting in person at the Annual Meeting.

A written notice of revocation should be sent to Blue Dolphin Energy Company, Attention: Secretary, 801 Travis Street, Suite 2100, Houston, Texas 77002. Depending on how you hold your shares, you can submit a proxy of a later date via the Internet, by telephone or by mail.

Who Can Answer Your Questions

To assist you with casting your vote, we have attempted to answer key questions you may have as a stockholder related to the proposals you are being asked to consider. Please review the frequently asked questions (FAQs) section, which is included as part of this proxy statement. If you have any additional questions, please contact Blue Dolphin, Investor Relations at (713)  568-4725.

Reimbursement of Solicitation Expenses

Blue Dolphin will bear all costs of this solicitation. Proxies will be solicited primarily by mail, but may also be solicited in person, by telephone or other electronic means by directors, officers and employees of Blue Dolphin in the ordinary course of business for which they will not receive additional compensation. Blue Dolphin has requested that brokers, nominees, fiduciaries and other custodians send proxy materials to the beneficial owners of Common Stock, for which Blue Dolphin will reimburse them for their reasonable out-of-pocket expenses.

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FREQUENTLY ASKED QUESTIONS (FAQs)

The FAQs presented in this section are to assist you in understanding the proposals for which you are being asked to vote upon for the Annual Meeting. The items addressed may not answer all questions that may be important to you as a stockholder. For additional information, please refer to the more detailed discussion contained elsewhere in this proxy statement or contact Blue Dolphin, Investor Relations at (713) 568-4725.

Procedural Matters

1.	Why am I receiving this proxy statement?

You are receiving this proxy statement because you hold Blue Dolphin shares as of the Record Date for the Annual Meeting.

2.	What does it mean if I receive more than one proxy?

If you receive more than one proxy form, it means that you hold shares in more than one account. For example, you may own your shares individually, jointly with your spouse, as trustee of a trust or as custodian for a minor. To ensure that all of your shares are voted, you will need to sign and return each proxy form received because they are held in a different form of ownership.

3.	Who is entitled to attend and vote at the Annual Meeting?

If you owned shares of Common Stock as of the close of business on April 24, 2012, you are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement of the Annual Meeting. As of the Record Date there were approximately 10,543,070 shares of Common Stock issued and outstanding.

4.	When and where will the Annual Meeting be held?

The Annual Meeting will be held on Tuesday, June 5, 2012 at 10:00 a.m. Central at Blue Dolphin’s principal office, which is located at 801 Travis Street, Suite 2100, Houston, Texas 77002.

5.	What do I need to do now?

After carefully reading and considering the information contained in this proxy statement, please vote your shares as described below. You are entitled to one vote for each share of Common Stock you own as of the Record Date.

6.	How do I vote if I am a registered stockholder?

If your shares are registered directly in your name with our transfer agent, Securities Transfer Corporation, you are considered, with respect to those shares, the stockholder of record or a “registered stockholder.” Registered stockholders may vote by: (i) completing, signing and dating each proxy form received and returning it in the enclosed prepaid envelope, (ii) voting by Internet at www.shareholdervote.info or (iii) appearing in person at the Annual Meeting. If voting by Internet, your voting instructions must be received by 11:59 p.m. Eastern / 10:59 p.m. Central on the date prior to the date of the Annual Meeting. Voting by mail or the Internet will not prevent you from voting in person at the Annual Meeting. You are encouraged to submit a proxy by mail or via the Internet even if you plan to attend the Annual Meeting in person to ensure that your shares of Common Stock are present in person or represented by proxy at the Annual Meeting.

7.	How do I vote if I am a beneficial stockholder?

If your shares are held by a brokerage firm, bank, trust or other nominee, you are considered the “beneficial stockholder” of shares being held in “street name.” These proxy materials are being forwarded to you by your broker, bank or other holder of record who is considered, with respect to those shares, the stockholder of record. As the beneficial stockholder you have the right to direct your broker, bank or other holder of record on how to vote your shares and you are invited to attend the Annual Meeting. Your broker, bank, trustee or nominee is obligated to provide you with a voting instruction form for voting purposes.

As a beneficial stockholder, you cannot vote your shares directly and must instead instruct the brokerage firm, bank, trust or other nominee in how to vote your shares. With the exception of Proposal (2), ratification of UHY as our independent registered public accounting firm for the year ending December 31, 2012, which is a routine matter under applicable SEC rules, your brokerage firm, bank, trust or other nominee will only be permitted to vote shares on your behalf for Proposal (1) at the Annual Meeting if you instruct them in how to vote. Therefore, it is important that you promptly follow the directions provided by your brokerage firm, bank, trust or other nominee regarding how to instruct them to vote your shares. If you wish to vote in person at the Annual Meeting, you must bring the proxy/voting instruction form provided to you by your brokerage firm, bank, trust or other nominee, which authorizes you to vote at the Annual Meeting. If you hold some shares as a registered stockholder and some shares as a beneficial stockholder, the shares cannot be combined for voting purposes because the shares held beneficially list the brokerage firm, bank, trust or other nominee as the stockholder of record.

8.	What if I fail to instruct my brokerage firm, bank, trust or other nominee how to vote?

With the exception of Proposal (2), ratification of UHY as our independent registered public accounting firm for the year ending December 31, 2012, which is a routine matter under applicable SEC rules, your brokerage firm, bank, trust or other nominee will not be able to vote your shares unless you have properly instructed your nominee on how to vote. Because your brokerage firm, bank, trust or other nominee does not have discretionary authority to vote on Proposal (1), failure to provide your broker or other nominee with voting instructions on how to vote your shares will result in a broker non-vote for Proposal (1).

9.	What are the proposals that will be voted on at the Annual Meeting?

You are being asked to consider and vote upon proposals to: (1) elect five directors, (2) ratify the selection of UHY as our independent registered public accounting firm for the year ending December 31, 2012 and (3) transact any other business that may properly come before the Annual Meeting and any adjournment or postponement thereof.

10.	How does Blue Dolphin’s Board recommend that I vote on the proposals?

The Board has determined that each of the proposals presented in the proxy statement are in the best interests of you – our stockholder – and unanimously recommends that you vote “FOR” each proposal presented in the proxy statement.

11.	How many votes are required to approve an adjournment or postponement of the Annual Meeting to a later time, if necessary or appropriate, to obtain quorum or solicit additional proxies in favor of the proposals?

If a quorum is not met, the Board may submit a proposal to adjourn or postpone the Annual Meeting to a later date or dates until a quorum is met. If a quorum is met but there are insufficient votes to adopt the proposals, our By-Laws require the affirmative vote of a majority of the votes cast in order to adjourn or postpone the Annual Meeting to a later time. Withheld votes, abstentions and broker non-votes will have no effect on this matter.

12.	How are votes counted?

The inspector of election that is appointed for the Annual Meeting will count the votes. Such person will separately count “FOR,” “WITHHELD,” and “AGAINST” votes, as well as abstentions and broker non-votes.

13.	What constitutes a quorum for the Annual Meeting?

The presence, in person or by proxy, of stockholders representing a majority of the Common Stock entitled to vote at the Annual Meeting will constitute a quorum for the Annual Meeting. Shares held by registered stockholders that submit a properly executed proxy form will be counted as part of the quorum. Shares held by beneficial stockholder that either provide their brokerage firm, bank, trust or other nominee with voting instructions or obtain a legal proxy form for voting in person at the Annual Meeting will be counted as part of the quorum.

14.	Am I entitled to appraisal rights?

Under Delaware law, stockholders are not entitled to appraisal rights with respect to any of the proposals presented at the Annual Meeting.

15.	What happens if I sell my shares of Blue Dolphin Common Stock before the Annual Meeting?

The date of record to determine whether stockholders are entitled to vote at the Annual Meeting is earlier than the date of the Annual Meeting. If you transfer or sell your shares of Common Stock after the Record Date but before the Annual Meeting, you will, unless special arrangements are made, retain your right to vote at the Annual Meeting.

16.	Who can answer further questions?

For additional questions, please contact Investor Relations at (713) 568-4725. For assistance in submitting proxies or voting shares of Common Stock, registered stockholders should contact Securities Transfer Corporation by phone at (469) 633-0101 or visit their website at www.stctransfer.com. Beneficial stockholders should contact their brokerage firm, bank, trust or other nominee for additional information.

Selection of UHY as Independent Registered Public Accounting Firm

17.	How long has UHY been our independent registered public accounting firm?

UHY has been engaged as our independent registered public accounting firm since 2002. Although ratification of UHY as our independent registered public accounting firm by our stockholders is not required by our By-Laws, the Board believes that submitting this matter to a vote reflects good corporate practice.

18.	What happens if UHY’s selection is not ratified?

In the event of a negative vote on such ratification, the Audit Committee will reconsider its selection. Even if this appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in our best interest and that of our stockholders.

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PROPOSALS

(1) ELECTION OF DIRECTORS

Director Nominees

The Board has affirmatively determined that each of its members, with the exception of Ivar Siem and Herbert N. Whitney, is independent under applicable National Association of Securities Dealers Automated Quotations (“NASDAQ”) and SEC rules related to corporate governance. The independent members of the Board have nominated Mr. Siem, Laurence N. Benz, John N. Goodpasture, A. Haag Sherman and Mr. Whitney to serve as directors until the next annual meeting of stockholders. Each director that has been nominated (each a “Director Nominee”) shall serve as a director until the next annual meeting of stockholders, or in each case until their successors have been duly elected and qualified, or until their earlier resignation or removal.

Each Director Nominee has consented to being nominated and has expressed a willingness to serve if elected. The Board has no reason to believe that any of the Director Nominees will be unable or unwilling to serve if elected. However, should any Director Nominee become unable or unwilling to serve as a director at the time of the Annual Meeting, the person or persons exercising the proxies will vote for the election of a substitute Director Nominee designated by the Board.

The following sets forth, as of the Record Date, each Director Nominee’s name, age, principal occupation and directorships during the past five (5) years, as well as their relevant knowledge and experience that led to their nomination to the Board:

Name, Age Principal Occupation and Directorships During Past 5 Years	Knowledge and Experience

Ivar Siem, 65

Blue Dolphin Energy Company

Chief Executive Officer (2004 to February 2012)

Drillmar Energy, Inc.

Chief Executive Officer (since 2005)

Mr. Siem has served on Blue Dolphin’s Board since 1989; he is currently Chairman of the Board. He also sits on the Board of Directors of several private companies, including Drillmar Energy, Inc. (a subsidiary of which filed for Chapter 11 reorganization in 2009).

Mr. Siem earned a Bachelor of Science in Mechanical Engineering from the University of California, Berkeley and has completed an Executive MBA Program at Dartmouth University. Based on his educational and professional experiences, Mr. Siem possesses particular knowledge and experience in engineering, strategic planning, operations and general management that strengthen the Board’s collective qualifications, skills and experience.

Laurence N. Benz, 50

PT Development LLC

Chief Executive Officer and President (since 2007)

Kentucky Orthopedic Rehabilitation LLC

President (1987 to 2007)

Dr. Benz has served on Blue Dolphin’s Board since 2004; he is currently a member of the Audit Committee. He also sits on the Board of Directors of multiple private companies.

Dr. Benz received a Bachelor of Science in Biology from Bowling Green State University, a Masters in Physical Therapy from Baylor University, a Masters in Business Administration from Ohio State University and a Doctorate in Physical Therapy from MGH Institute of Health Professionals in Boston, Massachusetts. Based on his educational and professional experiences, Dr. Benz possesses particular knowledge and experience in accounting, capital structure, finance and strategic and tactical planning that strengthen the Board’s collective qualifications, skills and experience.

Name, Age Principal Occupation and Directorships During Past 5 Years	Knowledge and Experience

John N. Goodpasture, 63

Copano Energy, L.L.C.

Senior Vice President, Corporate Development (since 2010)

Texas Eastern Products Pipeline Company, L.L.C.

(a general partner of TEPPCO Partners, L.P.)

Vice President of Corporate Development (2001 to 2009)

Mr. Goodpasture has served on Blue Dolphin’s Board since 2006; he is currently a member of the Audit and Compensation Committees.

Mr. Goodpasture earned a Bachelor of Science in Mechanical Engineering from Texas Tech University. Based on his educational and professional experiences, Mr. Goodpasture possesses particular knowledge and experience in the oil and gas industry in business development, capital structure and mergers and acquisitions that strengthen the Board’s collective qualifications, skills and experience.

A. Haag Sherman, 46

Salient Partners, L.P.

Co-founder, Partner and Non-Executive Vice Chairman

Salient Partners, L.P. and Affiliates

Various Executive Positions, including Chief Investment

Officer and Chief Executive Officer (2002 to 2011)

Mr. Sherman has served on Blue Dolphin’s Board since February 2012; he is currently Chairman of the Audit Committee and is a member of the Compensation Committee. He also serves on the Board of Directors of PlainsCapital Corporation (a bank holding company with approximately $5 billion in assets), Salient MLP & Infrastructure Fund (NYSE: SMF), the Salient Absolute Return Fund and The Endowment Fund complex.

Mr. Sherman graduated cum laude with a Bachelor of Business Administration in Accounting from Baylor University and earned his Juris Doctorate with honors from the University of Texas School of Law. He is an attorney and certified public accountant, in both cases licensed in the State of Texas. Mr. Sherman possesses extensive knowledge in accounting, finance, investment management and corporate law, as well as a keen understanding of the regulatory and corporate governance requirements of publicly traded companies, which strengthens the Board’s collective qualifications, skills and experience.

Herbert N. Whitney, 71

Wildcat Consulting, LLC

Founder and President (since 2006)

Mr. Whitney has served on Blue Dolphin’s Board since February 2012. He also serves on the Board of Directors of Blackwater Midstream Corporation, as well as the Advisory Board of Sheetz, Inc. He previously served as Chairman of the Board of Directors of Colonial Pipeline Company and as Chairman of the Executive Committee of the Association of Oil Pipelines.

Mr. Whitney has more than forty-three (43) years of experience in pipeline operations, crude oil supply, product supply, distribution and trading, as well as marine operations and logistics having served as the President of CITGO Pipeline Company and in various general manager positions at CITGO Petroleum Corporation. He earned his Bachelor of Science in Civil Engineering from Kansas State University. Based on his educational and professional experiences, he possesses extensive knowledge in the supply and distribution of crude oil and petroleum products, which strengthens the Board’s collective qualifications, skills and expertise.

Recommendation

THE BOARD RECOMMENDS A VOTE “FOR”

THE ELECTION OF ALL OF THE DIRECTOR NOMINEES.

(2) RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

For additional information related to this matter, refer to the FAQs provided as part of this proxy statement.

For purposes of determining whether to select UHY as our independent registered public accounting firm to perform the audit of our consolidated financial statements for 2012, the Audit Committee conducted a thorough review of UHY’s performance. The Audit Committee considered:

•	UHY’s performance on previous audits, including the quality of the engagement team and the firm’s experience, client service, responsiveness and technical expertise;

•	the firm’s leadership, management structure and client and employee retention;

•	the firm’s financial strength and performance; and

•	the appropriateness of fees charged.

UHY acts as our principal independent registered public accounting firm. UHY personnel work under direct control of UHY Partners and are leased from wholly owned subsidiaries of UHY Advisors, Inc. in an alternative practice structure.

We are asking our stockholders to ratify the selection of UHY as our independent registered public accounting firm. Although ratification is not required by our By-Laws or otherwise, the Board is submitting the selection of UHY to our stockholders for ratification as a matter of good corporate practice. If the selection is not ratified, the Audit Committee will consider whether it is appropriate to select another independent registered public accounting firm. Even if the selection is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of Blue Dolphin and our stockholders.

A representative of UHY is expected to be present at the Annual Meeting, with the opportunity to make a statement if he or she decides, and will respond to appropriate questions.

Recommendation

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

(3) TRANSACTION OF OTHER MATTERS

At the date of this proxy statement, the Board was not aware of any matter to be acted upon at the Annual Meeting other than those matters set forth in Proposal Nos. (1) and (2), as described herein. If other business comes before the Annual Meeting, the persons named on the proxy will vote the proxy in accordance with their best judgment.

LAZARUS ENERGY ACQUISITION

As previously reported in our Form 10-K filed with the SEC on March 30, 2012, we entered into a Purchase and Sale Agreement (the “PSA”) with Lazarus Energy Holdings, LLC, a Delaware limited liability company (“LEH”) and LEH’s wholly-owned subsidiaries to acquire one hundred percent (100%) of the issued and outstanding membership interests of Lazarus Energy, LLC, a Delaware limited liability company (“LE”)(the “Acquisition”). LE’s primary asset is a 56-acre crude oil processing facility located in Nixon, Texas (the “Nixon Facility”). On February 15, 2012, we consummated the Acquisition and issued, in reliance on the exemption provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), 8,393,560 shares of Common Stock, subject to anti-dilution adjustments, to LEH as consideration for LE (the “Original BDEC Shares”). Additionally, on February 21, 2012, pursuant to the anti-dilution provisions contained in the PSA, and in reliance on the exemption provided by Section 4(2) of the Securities Act, we issued 32,896 shares of Common Stock to LEH (the “Anti-Dilution Shares” and together with the Original BDEC Shares, the “BDEC Shares”) effective February 15, 2012. As a result of our issuance of the BDEC Shares, LEH currently owns eighty percent (80%) of our issued and outstanding Common Stock. The issuance of the BDEC Shares to LEH resulted in a change in control of Blue Dolphin. For additional information regarding the Acquisition, see Pages 4 and 5 of our Form 10-K for the year ended December 31, 2011.

In connection with the Acquisition, the composition of the Board and management changed effective February 15, 2012, as follows:

Outgoing

•	Harris A. Kaffie resigned as a director. Mr. Kaffie had served on the Audit Committee and Compensation Committee of the Board;

•	Erik Ostbye resigned as a director. Mr. Ostbye had served on the Audit Committee of the Board; and

•

Mr. Siem resigned as Chief Executive Officer, President, Assistant Treasurer and Secretary of Blue Dolphin. He was also serving as our Principal Executive Officer at the time of his resignation. Mr. Siem remained as the Chairman of the Board.

Incoming

•	Jonathan P. Carroll was appointed as Chief Executive Officer, President, Assistant Treasurer and Secretary of Blue Dolphin. Mr. Carroll currently serves as our Principal Executive Officer;

•	Mr. Sherman was appointed as a director. He also serves as Chairman of the Audit Committee and as a member of the Compensation Committee; and

•	Mr. Whitney was appointed as a director.

There is no arrangement pursuant to which Messrs. Sherman and Whitney have agreed to serve on the Board.

Pursuant to the PSA, Dr. Benz has agreed to resign his position as a director upon the earlier of either the 2013 annual meeting of stockholders or the Nixon Facility achieving a production rate of at least 10,000 barrels of oil per day for thirty (30) consecutive days.

Post-Acquisition Executive Officers

The following sets forth, as of the Record Date, the name and age of each executive officer, as well as their principal occupation during the past five (5) years:

Name	Position	Since	Age
Jonathan P. Carroll	Chief Executive Officer, President, Assistant	2012	50
	Treasurer and Secretary

Tommy L. Byrd	Interim Chief Financial Officer, Treasurer and	2012	54
	Assistant Secretary

Jonathan P. Carroll was appointed Chief Executive Officer, President, Assistant Treasurer and Secretary of Blue Dolphin in February 2012. He has also been a member of LEH since 2006, and has served as a Principal at Carroll and Company Capital Management since 1988. LEH owns eighty percent (80%) of our issued and outstanding Common Stock. Mr. Carroll serves on the Board of Managers of LEH, as well as a trustee to the Salient MLP & Infrastructure Fund (NYSE:SMF), the Salient Absolute Return Fund and The Endowment Fund. Mr. Carroll earned a Bachelor of Arts in Human Biology and a Bachelor of Arts in Economics from Stanford University.

Tommy L. Byrd was appointed Interim Chief Financial Officer, Treasurer and Assistant Secretary of Blue Dolphin in February 2012 having previously served as our Controller since November 2011. He is also the Chief Financial Officer of LEH, where he has served since 2006. Mr. Byrd has extensive financial management, accounting and internal audit experience in the energy industry. Prior to joining LEH, he served as Chief Financial Officer of Baard Energy LLC from 2004 to 2006. From 2000 to 2004, he was Project Audit Manager at TXU Energy. From 1987 to 1998, Mr. Byrd held various positions, including Controller, at MG Trade Finance Corp. He earned a Bachelor of Business Administration in Accounting from Stephen F. Austin State University.

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COMMITTEES AND MEETINGS OF THE BOARD

Board

During 2011, the Board consisted of Dr. Benz and Messrs. Siem, Goodpasture, Kaffie and Ostbye. Mr. Siem served as Chairman. During the fiscal year ended December 31, 2011, the Board held one (1) regular meeting and seven (7) special meetings. Each director attended at least 75% of the total number of meetings of the Board and committees on which he served. The Board has two standing committees, the Audit Committee and the Compensation Committee.

Audit Committee

During 2011, the Audit Committee consisted of Dr. Benz and Messrs. Kaffie and Ostbye with Dr. Benz serving as Chairman. During the fiscal year ended December 31, 2011, the Audit Committee met four (4) times. The Board has affirmatively determined that all current members of the Audit Committee are independent and that Dr. Benz and Mr. Sherman qualify as an Audit Committee Financial Expert. The Audit Committee’s duties include overseeing financial reporting and internal control functions. The Audit Committee’s charter is available on our website (www.blue-dolphin-energy.com).

Compensation Committee

During 2011, the Compensation Committee consisted of Messrs. Goodpasture and Kaffie. During the fiscal year ended December 31, 2011, the Compensation Committee met one (1) time. The Board has affirmatively determined that all current members of the Compensation Committee are independent. The Compensation Committee does not have a charter, however, its duties are to oversee and set our compensation policies, to approve compensation of executive officers and to administer our 2000 Stock Option Plan (the “Plan”).

Nominating Committee

Given the size of the Board and that a majority of its members are independent, as defined under NASDAQ Listing Rules, the Board adopted a “Board Nomination Procedures” policy in July 2005 in lieu of appointing a standing nominating committee. Independent members of the Board use the policy when choosing nominees to stand for election to the Board.

The Board will consider for possible nomination qualified nominees recommended by stockholders. As addressed in the “Board Nomination Procedures” policy, the manner in which independent directors evaluate stockholder nominees for director is the same as that for nominees received from other sources. Stockholders who wish to propose a qualified candidate for consideration should submit complete information as to the identity and qualifications of that person to the Secretary of Blue Dolphin no later than March 5, 2013, for the 2013 Annual Meeting of Stockholders. The information should be sent to: Blue Dolphin Energy Company, Attention: Secretary, 801 Travis Street, Suite 2100, Houston, Texas 77002. See “Director Nominations and Stockholder Proposals by Stockholders for an Annual Meeting of Stockholders” in this proxy statement for more information. In addition to stockholder nominations, the Board may utilize a variety of methods for identifying potential nominees for directors, including considering potential candidates who come to their attention through current officers, directors, professional search firms or other persons.

The Board will continue to nominate qualified directors of whom it believes will make important contributions to the Board and Blue Dolphin. The Board generally requires that director nominees have sound ethical character, represent all stockholders fairly, demonstrate professional achievements, possess meaningful experience and appreciate the major business issues facing Blue Dolphin. Although not part of a formal policy, the Board considers issues of diversity and background in its selection process, recognizing that it is desirable for its members to have differences in viewpoints, professional experiences, educational backgrounds, skills, race, gender, age and national origin.

Director Attendance at Annual Meeting

Although we do not have a formal policy regarding attendance by members of the Board at our Annual Meeting, we encourage directors to attend. Two directors attended the 2011 Annual Meeting.

AUDIT COMMITTEE REPORT

The duties and responsibilities of the Audit Committee are set forth in a written charter adopted by the Board. The Audit Committee is comprised solely of independent directors who have the requisite financial experience and expertise and meet the requirements of NASDAQ Listing Rule 5605(c) and SEC Rule 10A-3. The Audit Committee reviews and reassesses its written charter annually and recommends any changes to the Board for approval. In addition, the Audit Committee periodically reviews relevant requirements of the Sarbanes-Oxley Act of 2002, as well as proposed and adopted rules of the SEC regarding Audit Committee procedures and responsibilities to ensure compliance. The Audit Committee charter was last amended by the Board in August 2008 and is available on our website (www.blue-dolphin-energy.com). Although the Audit Committee Charter was reviewed in 2011, no changes to the charter were made at that time.

The Audit Committee’s primary duties and responsibilities are to:

•	assess the integrity of our financial reporting process and systems of internal control regarding accounting;

•	assess the independence and performance of our independent registered public accounting firm; and

•	provide an avenue of communication between our independent registered public accounting firm, management and the Board.

Management is responsible for our internal controls and the financial reporting process. Our independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements in accordance with standards of the Public Company Accounting Oversight Board (“PCAOB”) and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

The Audit Committee reviewed and discussed our audited consolidated financial statements for the fiscal year ended December 31, 2011 with our management and management represented to the Audit Committee that our consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America. The Audit Committee discussed with UHY the matters required to be discussed pursuant to PCAOB guidance related to communication with Audit Committees.

The Audit Committee received written disclosures and the letter from UHY as required by the PCAOB guidance related to communications with Audit Committees concerning independence, and the Audit Committee discussed with UHY their independence. The Audit Committee considered the non-audit services provided by UHY and determined that the services provided are compatible with maintaining UHY’s independence. The Audit Committee must pre-approve all audit and non-audit services provided to us by our independent registered public accounting firm.

Fees we paid to UHY in the fiscal years ended December 31, 2011 and 2010 were as follows:

	2011	2010

Audit fees	$134,101	$163,550
Audit-related fees	—	—
Tax fees	16,485	18,318
All other fees	5,750	10,044

Total	$156,336	$191,912

Audit fees for 2011 and 2010 included fees related to the audit of our consolidated financial statements and review of our annual and quarterly reports that are filed with the SEC. Tax fees for 2011 and 2010 primarily included fees for preparation of federal and state income tax returns as well as tax planning services. The Audit Committee must pre-approve all audit and non-audit services provided to us by our independent registered public accounting firm.

Based on discussions with management and UHY, review of the representation of management and review of the report of UHY to the Audit Committee, the Audit Committee recommended to the Board that our audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011, as filed with the SEC.

The Audit Committee:

A. Haag Sherman, Chairman

Laurence N. Benz

John N. Goodpasture

CORPORATE GOVERNANCE

Leadership Structure

Mr. Siem serves as Chairman of the Board and Mr. Carroll serves as Chief Executive Officer and President. The positions of Chairman of the Board and Chief Executive Officer were separated in February 2012 in connection with the Acquisition. Our Board determined that the separation of these roles would maximize management’s efficiency. Separating these positions allows our Chief Executive Officer to focus on our day-to-day business, while allowing the Chairman of the Board to lead the Board in its fundamental role of providing guidance to and oversight of management.

Risk Oversight

Our Board does not have a lead independent director. Independent directors, individually and collectively, are actively involved in overseeing our risk management through presentations by management to the Board, as well as through telephonic and other electronic communications. Such interactions include consideration of the challenges and risks we face. Furthermore, the two standing Board committees provide appropriate risk oversight. The Audit Committee oversees the accounting and financial reporting processes, as well as compliance, internal control, legal and risk matters. The Compensation Committee oversees compensation policies, including the approval of compensation for our Chief Executive Officer. We believe that the processes established to report and monitor systems for material risks applicable to us are appropriate and effective.

Director Independence

With the exception of Messrs. Siem and Whitney, the Board has affirmatively determined that each of its members and the director nominees are independent. Prior to the Acquisition, Mr. Siem served as our Chief Executive Officer, President, Assistant Treasurer and Secretary. Mr. Whitney currently serves as a consultant to LEH.

No member of the Board or director nominee has a material relationship with Blue Dolphin, either directly or indirectly or as a stockholder or officer of an organization that has a relationship with Blue Dolphin. Furthermore, all members of the Audit and Compensation Committees are independent, pursuant to SEC rules.

Code of Conduct

In July 2005, the Board adopted a Code of Conduct applicable to all directors, officers and employees, as required by the Sarbanes-Oxley Act of 2002. The Code of Conduct is publicly available on our website (www.blue-dolphin-energy.com). The Code of Conduct requires all directors, officers and employees to act ethically at all times, and prohibits any employee from retaliating or taking any adverse action against anyone for raising or helping to resolve an integrity concern.

The Audit Committee established procedures to enable anyone who has a concern about Blue Dolphin’s conduct or policies, or any employee who has a concern about our accounting, internal accounting controls or auditing matters, to communicate that concern directly to the Chairman of the Audit Committee. Violations and/or concerns may be sent anonymously to A. Haag Sherman (Audit Committee Chairman, Blue Dolphin Energy Company) via email to haagsherman@gmail.com or such other contact information for Mr. Sherman that we may post on our website from time to time.

Code of Ethics

In April 2003, the Board adopted a Code of Ethics policy that is applicable to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics policy is posted on our website (www.blue-dolphin-energy.com) and is available to any stockholder, without charge, upon written request to Blue Dolphin Energy Company, Attention: Secretary, 801 Travis Street, Suite 2100, Houston, Texas 77002. Any amendments or waivers to provisions of the Code of Ethics policy will be disclosed on our website.

Communicating with the Directors

At the present time, the Board does not have a formal process by which stockholders can communicate with the Board. The Board currently does not receive a large volume of correspondence from stockholders, so such a formal process would be inefficient. However, any stockholder who desires to contact the Board or specific members of the Board may do so by writing to: Blue Dolphin Energy Company, Attention: Secretary (for Board of Directors), 801 Travis Street, Suite 2100, Houston, Texas 77002. Currently, all communications addressed in such manner are sent directly to the indicated directors. In the future, if the Board adopts a formal process for determining how communications are to be relayed to directors, that process will be disclosed on our website.

EXECUTIVE AND DIRECTOR COMPENSATION

Executive Compensation Policy and Procedures

Compensation for our executive officers consists of base salary, cash bonuses and incentive awards that have historically consisted of stock options. We do not offer a retirement plan that provides for the payment of retirement benefits. In the event that an employee retires after age 65, the non-vested portion of any stock options held by the retired employee expires immediately. The vested portion of any stock options held by the retired employee expires, to the extent not exercised, three months after retirement. The Compensation Committee has the authority to approve all forms of executive and director compensation based on its experience and informal consideration of compensation practices of oil and gas companies of similar size and business focus. The Compensation Committee has not used compensation consultants in the past in making its determinations. We believe that stock ownership by our executive officers and other employees furthers the alignment between the interests of the executive officers and other employees and the stockholders, thereby enhancing our efforts to improve stockholder returns and increase stockholder value.

The Plan provides that upon a change in control, the Compensation Committee may: (i) accelerate the vesting of options, cancel options and make payments in respect thereof in cash in accordance with the terms of the Plan, (ii) adjust the outstanding options as appropriate to reflect such change of control or (iii) provide that each option shall thereafter be exercisable for the number and class of securities or property that the optionee would have been entitled to receive had the option been exercised. The Plan provides that a change of control occurs if any person, entity or group acquires or gains ownership or control of more than fifty percent (50%) of the outstanding Common Stock or, if after certain enumerated transactions, the persons who were directors before such transactions cease to constitute a majority of the Board. Issuance of Common Stock to LEH pursuant to the PSA resulted in a change in control under the Plan.

The compensation of executive officers is reviewed on an annual basis, as well as when changes in responsibilities occur. The Compensation Committee may not delegate its authority to approve compensation determinations for executive officers. The Compensation Committee determines compensation for executive officers and other employees based on the recommendation of the principal executive officer. The Compensation Committee determines the compensation of the principal executive officer.

Family Relationships between Directors and Executive Officers

As of the Record Date, there were no relationships between any of our directors or executive officers and any other director or executive officer of Blue Dolphin.

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Compensation for Named Executives

The following table sets forth the compensation paid to our principal executive officer and the most highly compensated executive officer other than the principal executive officer whose annual salary exceeded $100,000 in the fiscal year ended December 31, 2011 (collectively, the “Named Executive Officers”) for services rendered to us:

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary	Bonus	Option Awards	Total

Ivar Siem(1)	2011	$100,000	$—	$—	$100,000
Chairman of the Board, Chief Executive Officer,	2010	$100,000	$—	$—	$100,000
President, Assistant Treasurer and Secretary

T. Scott Howard(2)	2011	$98,125	$25,000	$—	$123,125
Treasurer and Assistant Secretary	2010	$110,000	$—	$—	$110,000

(1)	Mr. Siem’s salary was based on part-time employment with us in his capacity as Chief Executive Officer; he resigned effective February 15, 2012 in connection with the Acquisition.
(2)	Mr. Howard resigned effective November 15, 2011. Therefore, his compensation is reflected for a partial year.

Compensation Risk Assessment

Our approach to compensation practices and policies applicable for non-executive employees throughout our organization is consistent with that followed for executive employees. Base pay is based on market median for each position, and bonuses and stock based incentives are based on individual and Blue Dolphin performance. Accordingly, we believe our compensation practices and policies in this regard are not reasonably likely to have a material adverse effect on us.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

	Option Awards
Name	Number of Securities Underlying Unexercised Options – Exercisable		Number of Securities Underlying Unexercised Options – Unexercisable	Option Exercise Price	Option Expiration Date

Ivar Siem	14,285		—	$19.67	10/15/13

T. Scott Howard	642	(1)	—	$19.67	10/15/17

(1)	Mr. Howard resigned effective November 15, 2011. His exercisable options were cancelled ninety (90) days following the effective date of his resignation.

Compensation for Directors

The Board determines compensation for non-employee directors based on the recommendations of the principal executive officer and the Chairman of the Board. Currently, non-employee directors are paid an annual retainer of $20,000, payable quarterly in Common Stock. The number of shares issued is based upon the fair market value of the Common Stock on the date of issuance or payment. The issued shares are restricted from sale pursuant to holding periods under Rule 144 of the Securities Act, and applicable state securities laws. Members of the Audit Committee receive an additional annual retainer, payable semi-annually in cash. The Chairman of the Audit Committee receives $5,000, and other Audit Committee members receive $2,500. Members of the Compensation Committee receive no additional compensation. Non-employee directors are entitled to reimbursement of reasonable out-of-pocket expenses related to meetings they attend in person. Employee directors (if any) are not compensated for their services as a member of the Board or committees of the Board.

The following table sets forth the compensation paid to non-employee directors in the fiscal year ended December 31, 2011:

NON-EMPLOYEE DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash	Stock Awards(1)	Total

Laurence N. Benz	$5,000	$15,000	$20,000

John N. Goodpasture	$—	$15,000	$15,000

Harris A. Kaffie	$2,500	$15,000	$17,500

Erik Ostbye	$2,500	$15,000	$17,500

(1)	At December 31, 2011, each non-employee director had total stock awards outstanding as follows: Dr. Benz – 32,670, Mr. Goodpasture – 25,334, Mr. Kaffie – 114,269 and Mr. Ostbye – 25,459.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

The table below sets forth information with respect to persons or groups known to us to be the beneficial owners of more than five percent (5%) of our Common Stock as of the Record Date. Unless otherwise indicated, each named party has sole voting and positive power with respect to such shares.

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(1)

Common Stock	Lazarus Energy Holdings, LLC	8,426,456	79.7%

(1)

Based upon 10,571,957 shares outstanding (10,543,070 shares of Common Stock issued and outstanding and 28,887 shares of Common Stock issuable upon exercise of stock options, both as of the Record Date).

Security Ownership of Management

The table below sets forth information as of the Record Date with respect to: (i) directors and nominees, (ii) executive officers and (iii) directors and executive officers as a group beneficially owning our Common Stock. Unless otherwise indicated, each of the following persons has sole voting and dispositive power with respect to such shares.

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(1)

Common Stock	Jonathan P. Carroll(2)	8,426,598	79.7%
Common Stock	Ivar Siem	104,466	1.0%
Common Stock	Laurence N. Benz	34,726	*
Common Stock	John N. Goodpasture	27,930	*
Common Stock	Tommy L. Byrd	—	—
Common Stock	A. Haag Sherman	—	—
Common Stock	Herbert N. Whitney	—	—

Directors/Nominees and Executive Officers as a Group (8 Persons)		8,593,720	81.3%

(1)

Based upon 10,571,957 shares outstanding (10,543,070 shares of Common Stock issued and outstanding and 28,887 shares of Common Stock issuable upon exercise of stock options, both as of the Record Date).

(2)	Includes 8,426,456 shares issued to Lazarus Energy Holdings, LLC (“LEH”). Mr. Carroll is Director / Manager of LEH.
*	Less than 1%.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, executive officers, and stockholders who own more than ten percent (10%) of the Common Stock, to file reports of stock ownership and changes in ownership with the SEC and to furnish us with copies of all such reports as filed. Based solely on a review of the copies of the Section 16(a) reports furnished to us, we are aware that during 2011, a Form 4 for Dr. Benz and a Form 3 for Blue Sky Langsa, Ltd. was filed late. In both cases, the required filings have been made.

DIRECTOR NOMINATION AND STOCKHOLDER PROPOSALS BY STOCKHOLDERS FOR ANNUAL MEETING OF STOCKHOLDERS

Director Nominations and Proposals Process

We have tentatively set the 2013 Annual Meeting of Stockholders for June 4, 2013. Accordingly, stockholders should submit nominations and proposals in accordance with the guidance set forth below.

Director Nominations Deadline

Our Amended and Restated Certificate of Incorporation provides that no person shall be eligible for nomination and election as a director unless written notice of such nomination is received from a stockholder of record by the Secretary of Blue Dolphin at least ninety (90) calendar days before the anniversary date of the previous year’s annual meeting. Further, such written notice is to be accompanied by the written consent of the nominee to serve, the name, age, business and residence addresses, and principal occupation of the nominee, the number of shares beneficially owned by the nominee, and any other information which would be required to be furnished by law with respect to any nominee for election to the Board. In order to avoid controversy as to the date on which a director nomination is received, stockholders of record must make submissions to us at our principal executive office by certified mail, return receipt requested. (See “Nomination Procedures” in this Proxy Statement for more information.)

We did not receive any director nominee submissions by March 10, 2012, the deadline for the 2012 Annual Meeting. The director nominee submission deadline for the 2013 Annual Meeting of Stockholders is March 5, 2013.

Stockholder Proposals Deadline

Pursuant to SEC requirements, stockholders of record must submit stockholder proposals, for inclusion in the printed proxy materials, to us at least one hundred (120) calendar days before the date we released the previous year’s proxy statement for our annual meeting of stockholders. Any stockholder of record that intends to submit a stockholder proposal, not for inclusion in the printed proxy materials, must notify us at least forty-five (45) calendar days prior to the date we mail the proxy materials to stockholders. In order to avoid controversy as to the date on which a stockholder proposal is received, stockholders of record must make submissions to us at our principal executive office by certified mail, return receipt requested.

We did not receive any stockholder proposal submissions by February 9, 2012, the deadline for inclusion in the printed materials for the 2012 Annual Meeting, or by April 10, 2012, the deadline not for inclusion in the printed materials for the 2012 Annual Meeting. The stockholder proposal submission deadline for the 2013 Annual Meeting of Stockholders is January 7, 2013 for inclusion in the printed proxy materials, and March 21, 2013 not for inclusion in the printed proxy materials.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the informational requirements of the Exchange Act and file with the SEC proxy statements, Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as required. Stockholders may read and copy any document we file at the SEC’s public reference room at 100 F Street N.E., Washington, D.C. 20549 between the hours of 9:00 a.m. and 5:00 p.m. Eastern, except federal holidays and official closings. Please call the SEC at (202) 551-8090 for further information on the public reference rooms. Blue Dolphin’s SEC EDGAR and XBRL filings are also available to the public from the SEC’s website at www.sec.gov and Blue Dolphin’s website at www.blue-dolphin-energy.com. Copies of SEC EDGAR filings, including those incorporated by reference in this proxy statement, can be obtained free of charge by contacting Blue Dolphin, Investor Relations at (713) 568-4725 or by submitting a written request to Blue Dolphin Energy Company, Attention: Investor Relations, 801 Travis Street, Suite 2100, Houston, Texas 77002.

The SEC allows us to “incorporate by reference” into this proxy statement documents we file with the SEC. This means that we can disclose important information to stockholders by referring to those documents. The information incorporated by reference is considered to be a part of this proxy statement, and later information Blue Dolphin files with the SEC as specified below will update and supersede that information. We incorporate by reference the following documents filed with the SEC: (i) our Annual Reports and (ii) our Quarterly Reports.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

Brokers, banks or other nominees may deliver only one copy of this proxy statement to multiple beneficial stockholders who share the same address, unless that broker, bank or other nominee has received contrary instructions from one or more of the beneficial stockholders. Upon written or oral request, we will promptly deliver a separate copy of this proxy statement to a beneficial stockholder at a shared address to which a single copy of the documents was delivered. Beneficial stockholders sharing an address who are receiving multiple copies of proxy materials and annual reports that wish to receive a single copy of such materials in the future will need to contact their broker, bank or other nominee to request that only a single copy of each document be mailed to all beneficial stockholders at the shared address in the future.

Registered and beneficial stockholders who wish to receive a separate copy of this proxy statement, now or in the future, should submit their request to Blue Dolphin, Investor Relations at (713) 568-4725, or submit a written request to Blue Dolphin Energy Company, Attention: Investor Relations, 801 Travis Street, Suite 2100, Houston, Texas 77002.

By Order of the Board

/s/ IVAR SIEM
Ivar Siem
Chairman of the Board

Houston, Texas

April 30, 2012

Blue Dolphin Energy Company (“Blue Dolphin”) Annual Meeting of Stockholders (the “Annual Meeting”)

Tuesday, June 5, 2012 at 10:00 a.m. Central Time

801 Travis Street, Suite 2100, Houston, Texas 77002

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

Mark Votes in Blue or Black Ink Only • This Proxy Form is Valid Only When Signed and Dated Below.

The Board of Directors recommends a vote FOR the following proposals:

1.	ELECT FIVE (5) DIRECTORS.

Director Nominees:	For	Withhold Authority

(01) Ivar Siem	☐	☐

You may withhold authority to vote for any director nominee by lining through or striking out their name. You may enter the name of a nominee for director for any director nominee in which you have withheld authority to vote.

(02) Laurence N. Benz	☐	☐
(03) John N. Goodpasture	☐	☐
(04) A. Haag Sherman	☐	☐
(05) Herbert N. Whitney	☐	☐

2.	RATIFY UHY LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2012.

☐  For     ☐  Against    ☐  Abstain

3.	TRANSACT ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

☐  For    ☐  Against    ☐  Abstain

The undersigned acknowledges receipt of the Notice of the Annual Meeting of Stockholders and the Proxy Statement, revokes all previous proxies and appoints Jonathan P. Carroll and Tommy L. Byrd, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated above, all of the shares of common stock of Blue Dolphin Energy Company held of record by the undersigned at the close of business on April 24, 2012, at the Annual Meeting and at any adjournment or postponement thereof.

Date and sign the proxy form below, mark your elections above and return the proxy form in the postage-paid envelope provided.

IF YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE CHECK HERE: ☐

DATED:

Signature

Signature (If Held Jointly)

Please sign EXACTLY as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If more than one trustee, all should sign. If shares are held jointly, both owners must sign.